Exhibit 99.1

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Sandler O’Neill Financial Services Conference
June 8, 2006

•              Mercer Insurance Group, Inc. (NASDAQ symbol “MIGP”)

•              Operate through four insurance companies

•            Mercer Insurance Company: personal and commercial lines

•            Mercer Insurance Company of New Jersey, Inc.: personal and commercial lines

•            Franklin Insurance Company: personal lines only

•            Financial Pacific Insurance Company: commercial lines only

•              East Coast operations

•            More traditional “main street” business

•            Specialty niches

•          Religious institutions

•          Habitational (condo associations, garden-style apartments)

•            Property dominated

•            “A” rated by A.M. Best

•            Strong agency relationshps

•              West Coast operations

•            Targeted at smaller custom-underwritten accounts in non-urban areas

•            Specialty niches

•          Contractor classes such as carpentry, excavation, grading of land

•          Refuse haulers, ready mix concrete, mobile home parks

•            Casualty dominated

•            Building property book

•              Financial Pacific Acquisition on 10/1/05:

•            Utilized excess capital

•            Immediately accretive

•            “People” issues such as benefits and compensation strategy largely addressed

•            Sarbanes-Oxley compliance effort

•          Minimizing exterior costs

•            Continuing integration of processes and culture

•              Going forward:

•            Evaluating use of state licenses

•            Implementing mix of business geographically

•            Positioning company for potential future acquisitions